UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2010

Date of reporting period: JUNE 30, 2010

ITEM 1.                          REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2010

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2010

Contents

Portfolio Asset Allocation	2

Unaudited Financial Statements

Statement of Assets and Liabilities	3
Statement of Investments	4
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Notes to Financial Statements	12
Schedule of Changes in Investments in Affiliates	25
Schedule of Restricted Securities of Unaffiliated Issuers	26

Supplemental Information

Approval of Investment Management Agreements	27

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2010

Percent of Cash
Industry	and Investments

Communications Equipment Manufacturing	15.3%
Other Electrical Equipment and Component Manufacturing	11.7%
Activities Related to Credit Intermediation	10.8%
Wired Telecommunications Carriers	10.2%
Data Processing, Hosting, and Related Services	7.7%
Plastics Product Manufacturing	7.6%
Semiconductor and Other Electronic Component Manufacturing	7.2%
Alumina and Aluminum Production and Processing	3.7%
Radio and Television Broadcasting	3.4%
Gambling Industries	2.3%
Industrial Machinery Manufacturing	1.9%
Offices of Real Estate Agents and Brokers	1.7%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	1.5%
Basic Chemical Manufacturing	1.3%
Nonferrous Metal (except Aluminum) Production and Processing	1.2%
Wireless Telecommunications Carriers (except Satellite)	1.1%
Management, Scientific, and Technical Consulting Services	1.0%
Full-Service Restaurants	0.9%
Other Professional, Scientific, and Technical Services	0.7%
Depository Credit Intermediation	0.7%
Computer and Peripheral Equipment Manufacturing	0.6%
Electric Power Generation, Transmission and Distribution	0.1%
Home Furnishings Stores	0.1%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	7.3%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $436,750,653)	$353,942,973
Controlled companies (cost $103,189,523)	57,174,562
Other affiliates (cost $277,912,903)	299,915,873
Total investments (cost $817,853,079)	711,033,408

Cash and cash equivalents	56,043,881
Accrued interest income:
Unaffiliated issuers	17,584,912
Controlled companies	32,214
Other affiliates	82,645
Receivable for investments sold	4,561,809
Unrealized appreciation on swaps	1,501,366
Deferred debt issuance costs	675,984
Dividend receivable from affiliated issuer	50,120
Other receivables	376,065
Prepaid expenses and other assets	198,242
Total assets	792,140,646

Liabilities
Credit facility payable	100,000,000
Payable for investments purchased	15,904,688
Interest payable	4,278,570
Management and advisory fees payable	1,017,760
Payable to affiliate	124,214
Accrued expenses and other liabilities	1,196,423
Total liabilities	122,521,655

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, 3,322 shares issued and outstanding	83,050,000
Accumulated dividends on Series A - E preferred stock	103,585
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	3,967
Total preferred stock	83,357,552

Net assets applicable to common shareholders	$586,261,439

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	756,427,479
Accumulated net investment income	21,254,157
Accumulated net realized losses	(86,033,335)
Accumulated net unrealized depreciation	(105,279,347)
Accumulated dividends to preferred shareholders	(107,552)
Net assets applicable to common shareholders	$586,261,439

Common stock, NAV per share	$16,057.96

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (51.00%)
Bank Debt (32.82%) (1)
Alumina and Aluminum Production and Processing (3.43%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$58,683,630	$19,659,016	2.56%
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, due 6/30/13 (2)	$1,281,906	1,281,906	0.17%
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13 (2)	$521,438	391,079	0.05%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2)	$79,188	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2)	$4,970,833	4,970,833	0.65%
Total Alumina and Aluminum Production and Processing		26,302,834

Communications Equipment Manufacturing (6.89%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$215,239	215,454	0.03%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 1/31/11	$4,531,446	4,479,334	0.58%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 1/31/11	$25,371,443	25,371,443	3.31%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$25,350,456	22,815,411	2.97%
Total Communications Equipment Manufacturing		52,881,642

Computer and Peripheral Equipment Manufacturing (0.63%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 3.5% PIK, due 11/22/12	$5,663,194	4,856,189	0.63%

Electric Power Generation, Transmission, and Distribution (0.04%)
La Paloma Generating Company, Residual Bank Debt (4)	$35,592,323	307,370	0.04%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (1.52%)
Acument Global Technologies, LLC, 1st Lien Term Loan, Prime + 6% Cash + 4% PIK, due 8/11/13	$7,199,868	7,037,871	0.92%
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%, due 10/2/13	$383,003	302,573	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$5,390,967	4,258,864	0.56%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		11,599,308

Management, Scientific, and Technical Consulting Services (0.97%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16	$7,305,682	7,470,060	0.97%

Offices of Real Estate Agents and Brokers (0.86%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$10,602,410	11,136,951	1.45%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$24,457,831	(4,524,699)	(0.59)%
Total Offices of Real Estate Agents and Brokers		6,612,252

Plastics Product Manufacturing (3.87%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11 (2), (3)	$21,476,137	21,476,137	2.80%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11 (2), (3)	$8,195,209	8,195,209	1.07%
Total Plastics Product Manufacturing		29,671,346

Radio and Television Broadcasting (3.21%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$2,871,094	1,167,578	0.16%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$22,514,210	23,414,778	3.05%
Total Radio and Television Broadcasting		24,582,356

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (6.54%)
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$13,441,000	$13,441,000	1.75%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13	$35,866,469	32,459,154	4.23%
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$4,404,121	4,294,018	0.56%
Total Semiconductor and Other Electronic Component Manufacturing		50,194,172

Wired Telecommunications Carriers (4.86%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (5)	€293,572	298,197	0.04%
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12	$6,790,592	5,783,323	0.75%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15 (2)	$3,963,544	3,973,453	0.52%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)	€3,469,261	3,359,395	0.44%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (5)	€3,969,304	3,788,955	0.49%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (5)	€29,170,651	20,080,712	2.62%
Total Wired Telecommunications Carriers		37,284,035

Total Bank Debt (Cost $303,032,654)		251,761,564

Other Corporate Debt Securities (18.18%)
Basic Chemical Manufacturing (1.33%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (5)	€9,922,000	10,199,737	1.33%

Data Processing, Hosting, and Related Services (6.99%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (6)	$29,566,000	28,087,700	3.66%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (6)	$22,479,000	25,513,665	3.33%
Total Data Processing, Hosting, and Related Services		53,601,365

Full-Service Restaurants (0.85%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)	$6,261,000	6,542,745	0.85%

Gambling Industries (2.31%)
Harrah's Operating Company Inc., Senior Secured Notes, 11.25%, due 6/1/17	$968,000	1,021,240	0.13%
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	$20,287,000	16,686,057	2.18%
Total Gambling Industries		17,707,297

Home Furnishings Stores (0.06%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	453,131	0.06%

Industrial Machinery Manufacturing (1.74%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (4), (6)	$13,347,000	13,347,000	1.74%

Nonferrous Metal (except Aluminum) Production and Processing (0.37%)
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15 (2), (6)	$2,922,000	2,861,734	0.37%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Offices of Real Estate Agents and Brokers (0.84%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	$6,421,974	0.84%

Other Professional, Scientific, and Technical Services (0.71%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 - (UK/France/Germany) (6)	$6,604,000	5,448,300	0.71%

Plastics Product Manufacturing (0.09%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (2), (4), (6)	$16,527,000	703,224	0.09%

Wired Telecommunications Carriers (1.76%)
ITC Deltacom Inc., Senior Secured Notes, 10.5%, due 4/1/16 (6)	$14,000,000	13,492,500	1.76%

Wireless Telecommunications Carriers (except Satellite) (1.13%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	$8,650,000	8,635,583	1.13%

Total Other Corporate Debt Securities (Cost $161,297,588)		139,414,590

Total Debt Investments (Cost $464,330,242)		391,176,154

Equity Securities (41.70%)
Activities Related to Credit Intermediation (10.84%)
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	5,405,147	0.71%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744.807	77,734,522	10.13%
Total Activities Related to Credit Intermediation		83,139,669

Alumina and Aluminum Production and Processing (0.27%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6), (7)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	26,763	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	2,065,557	0.27%
Total Alumina and Aluminum Production and Processing		2,092,320

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (4), (6)	469	-	-
Hawkeye Renewables, LLC, Class C Units (4), (6)	369	37,918	-
Total Basic Chemical Manufacturing		37,918

Communications Equipment Manufacturing (8.43%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (4), (6)	7,197,769	7,197,769	0.94%
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	23,090,774	3.01%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates - (Luxembourg) (2), (5), (6), (7)	27,328,261	34,332,223	4.48%
Total Communications Equipment Manufacturing		64,620,766

Data Processing, Hosting, and Related Services (0.74%)
GXS Holdings, Inc., Common Stock (4), (6)	1,680,056	-	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	67,203	5,703,480	0.74%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Depository Credit Intermediation (0.71%)
Doral Financial Corporation, Non-Contingent Offered Preferred Stock Shares (4), (6)	1,837	$1,160,000	0.15%
Doral Holdings, LP Interest (4), (6)	1,468,668	4,259,387	0.56%
Total Depository Credit Intermediation		5,419,387

Electric Power Generation, Transmission, and Distribution (0.08%)
Mach Gen, LLC, Common Units (4), (6)	8,012	600,900	0.08%

Industrial Machinery Manufacturing (0.12%)
GSI Group, Inc., Common Stock (4), (6)	372,349	901,085	0.12%

Nonferrous Metal (except Aluminum) Production and Processing (0.84%)
International Wire Group, Inc., Common Stock (2), (6), (7)	637,171	6,435,427	0.84%

Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock (4), (6)	5,080	186,349	0.02%
Bally Total Fitness Holding Corporation, Warrants (4), (6)	9,161	43,973	0.01%
Total Other Amusement and Recreation Industries		230,322

Other Electrical Equipment and Component Manufacturing (11.70%)
EP Management Corporation, Common Stock (2), (6), (7), (8)	2,561,000	89,724,635	11.70%

Plastics Product Manufacturing (3.59%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	27,503,216	3.59%

Radio and Television Broadcasting (0.15%)
Encompass Digital Media Group, Inc., Common Stock (4), (6)	225,184	1,148,438	0.15%

Semiconductor and Other Electronic Component Manufacturing (0.62%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	2,296,747	4,782,195	0.62%

Wired Telecommunications Carriers (3.58%)
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	27,259,580	3.55%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	257,916	0.03%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	-	-
Total Wired Telecommunications Carriers		27,517,496

Total Equity Securities (Cost $353,522,837)		319,857,254

Total Investments (Cost $817,853,079) (9)		711,033,408

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Cash and Cash Equivalents (7.30%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%, Collateralized by U.S. Treasury Note	$1,715,400	$1,715,400	0.22%
American Express Credit Corporation, Commercial Paper, 0.05%, due 7/1/10	$23,500,000	23,500,000	3.06%
Citicorp Funding, Inc., Commercial Paper, 0.25%, due 7/1/10	$7,000,000	7,000,000	0.91%
Chevron Funding Corporation, Commercial Paper, 0.14%, due 7/7/10	$5,000,000	4,999,883	0.65%
Toyota Motor Credit Corporation, Commercial Paper, 0.37%, due 7/14/10	$8,000,000	7,998,931	1.04%
General Electric Company, Commercial Paper, 0.08%, due 7/15/10	$10,000,000	9,999,689	1.31%
Cash Denominated in Foreign Currencies (Cost $46,140)	€1,249	1,529	-
Cash Held on Account at Various Institutions	$828,449	828,449	0.11%
Total Cash and Cash Equivalents		56,043,881

Total Cash and Investments		$767,077,289	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Issuer is a controlled company.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(9)	Includes investments with an aggregate market value of $37,340,786 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $109,868,394 and $137,319,322, respectively. Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2010 was $662,210,539, or 86.33% of total cash and investments of the Company.

Swaps at June 30, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$15,548,500	$1,501,366

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2010

Investment income
Interest income:
Unaffiliated issuers	$24,781,344
Controlled companies	1,621,908
Other affiliates	1,732,235
Dividend income from other affiliates	6,567,473
Other income:
Unaffiliated issuers	1,144,401
Other affiliates	100,257
Total investment income	35,947,618

Operating expenses
Management and advisory fees	6,202,396
Credit enhancement fees	1,380,727
Interest expense	1,250,119
Commitment fees	397,224
Amortization of deferred debt issuance costs	337,283
Legal fees, professional fees, and due diligence expenses	241,154
Insurance expense	135,010
Director fees	127,500
Custody fees	66,362
Other operating expenses	538,186
Total expenses	10,675,961

Net investment income	25,271,657

Net realized and unrealized gain (loss) from investments and foreign currency
Net realized gain:
Investments in unaffiliated issuers	8,930,656
Investments in affiliates	128,652
Net realized gain from investments and foreign currency	9,059,308
Net change in net unrealized depreciation	(25,891,381)
Net realized and unrealized loss	(16,832,073)

Distributions to preferred shareholders	(1,357,802)
Net change in reserve for distributions to preferred shareholders	(9,131)

Net increase in net assets applicable to common shareholders resulting from operations	$7,072,651

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$584,188,788	$486,756,704

Net investment income	25,271,657	32,067,040
Net realized gain (loss) from investments	9,059,308	(41,548,220)
Net change in net unrealized depreciation	(25,891,381)	164,042,840
Distributions to preferred shareholders from net investment income	(1,357,802)	(2,845,011)
Net change in reserve for distributions to preferred shareholders	(9,131)	15,435
Net increase in net assets applicable to common shareholders resulting from operations	7,072,651	151,732,084

Distributions to common shareholders from net investment income	(5,000,000)	(54,300,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $21,254,157 and $2,340,302, respectively)	$586,261,439	$584,188,788

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2010

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$7,072,651
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(9,059,308)
Net change in net unrealized depreciation	25,836,881
Distributions paid to preferred shareholders	1,357,802
Net change in reserve for distributions to preferred shareholders	9,131
Accretion of original issue discount	(306,926)
Net accretion of market discount/premium	(135,584)
Income from paid in-kind capitalization	(7,867,424)
Amortization of deferred debt issuance costs	337,283
Changes in assets and liabilities:
Purchases of investments	(102,000,970)
Proceeds from sales, maturities and paydowns of investments	137,319,322
Increase in accrued interest income - unaffiliated issuers	(9,690,835)
Decrease in accrued interest income - controlled companies	18,509
Increase in accrued interest income - other affiliates	(11,253)
Increase in dividend receivable from affiliated issuer	(10,876)
Increase in receivable for investment sold	(1,503,719)
Increase in prepaid expenses and other assets	(96,229)
Decrease in payable for investment purchased	(407,314)
Decrease in management and advisory fees payable	(95,834)
Increase in interest payable	874,967
Increase in payable to affiliate	124,214
Decrease in accrued expenses and other liabilities	(404,791)
Net cash provided by operating activities	41,359,697

Financing activities
Proceeds from draws on credit facility	45,000,000
Principal repayments on credit facility	(49,000,000)
Distributions paid to common shareholders	(9,300,000)
Distributions paid to preferred shareholders	(1,357,802)
Net cash used in financing activities	(14,657,802)

Net increase in cash and cash equivalents	26,701,895
Cash and cash equivalents at beginning of period	29,341,986
Cash and cash equivalents at end of period	$56,043,881

Supplemental disclosures
Interest payments	$375,152
Tax payments	242,627

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2010

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of June 30, 2010, total maximum capitalization of the Company was approximately $977 million, consisting of $711 million of committed common equity, approximately $83 million of Series A-E preferred shares (“APS”), $183 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility was provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer guaranteed payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A-E Preferred Equity

At June 30, 2010, the Company had 3,322 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of June 30, 2010, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At June 30, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$5,405,147
2	Other observable market inputs*	89,584,911	125,364,366	5,160,472
3	Independent third-party pricing sources that employ significant unobservable inputs	159,980,846	13,347,000	296,445,399
3	Internal valuations with significant unobservable inputs	2,195,807	703,224	12,846,236
Total		$251,761,564	$139,414,590	$319,857,254

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the six months ended June 30, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$148,678,891	$40,909,692	$345,323,095
Net realized and unrealized gains (losses)	6,543,979	1,472,165	(50,423,693)
Net acquisitions and dispositions	4,757,976	(29,034,857)	1,720,070
Net transfers into (out of) category	-	-	(174,073)
Ending balance	$159,980,846	$13,347,000	$296,445,399

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$700,013	$1,472,165	$(50,423,693)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$502,143	$1,369,678	$7,205,696
Net realized and unrealized gains (losses)	403,970	37,096,771	(34,983,555)
Net acquisitions and dispositions	1,289,694	(37,763,225)	40,624,095
Net transfers into (out of) Level 3	-	-	-
Ending balance	$2,195,807	$703,224	$12,846,236

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$403,970	$(826)	$(34,983,555)

There were no transfers between Level 1 and 2 during the six months ended June 30, 2010.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At June 30, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 13.4% of the Company’s total investments. Such positions were converted at the closing rate in effect at June 30, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar. Unrealized gains of $2,392,475 from derivatives during the six months ended June 30, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Valuations of open swap transactions at June 30, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$1,501,366

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not expected to be material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of June 30, 2010, all tax years since January 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2010 were as follows:

Unrealized appreciation	$140,537,660
Unrealized depreciation	(245,855,965)
Net unrealized depreciation	(105,318,305)

Cost of investments	817,853,079

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of June 30, 2010, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of June 30, 2010, the Company had declared $290,300,000 in distributions to common shareholders since inception.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

3.  Distributions and Performance Fees (continued)

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.26% during the six months ended June 30, 2010.

The Series Z share dividend rate is fixed at 4% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments, the liquidation preference of the APS outstanding, and the maximum commitment under the Company’s credit facility, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $183 million at June 30, 2010. Advances under the Senior Facility bore interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted average interest rate on outstanding borrowings at June 30, 2010 was 2.58%.   The Company also incurred commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $181,856 per quarter when the average outstanding borrowings during such quarter were less than $137,250,000.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

5.  Senior Secured Revolving Credit Facility (continued)

The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of June 30, 2010, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $33.3 million at June 30, 2010.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of June 30, 2010.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

7.  Preferred Capital (continued)

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8.  Subsequent Events

On July 22, 2010, the Company amended the Senior Facility to extend its maturity to July 1, 2014, reduce the available revolving credit to $165 million, and provide for a tranche of term loans in the aggregate principal amount of $65 million. Amounts borrowed under the amended Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate. The Company also pays 1.25% per year on undrawn portions of the amended Senior Facility. In connection with the amendment, the Company redeemed all outstanding APS. On August 9, 2010, the available revolving credit was increased to $175 million.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

9. Financial Highlights

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Common Share(1)
Net asset value, beginning of period	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Investment operations:
Net investment income	692.20	878.33	1,480.42	2,211.14	1,290.12	126.46
Net realized and unrealized gain (loss)	(461.03)	3,355.18	(8,001.48)	(929.48)	2,597.58	2,233.97
Gain on retirement of Series A - E
preferred shares	-	-	2,259.64	-	-	-
Distributions to preferred shareholders from:
Net investment income	(37.19)	(77.93)	(414.14)	(158.52)	(224.32)	(132.75)
Realized gains	-	-	-	(176.77)	(118.71)	(59.64)
Net change in reserve for distributions
to preferred shareholders	(0.25)	0.42	63.02	(52.15)	(7.47)	125.73
Total from investment operations	193.73	4,156.00	(4,612.54)	894.22	3,537.20	2,293.77

Distributions to common shareholders from:
Net investment income	(136.95)	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)	(397.82)
Net realized gains on investments	-	-	-	(1,764.60)	(716.69)	(255.41)
Returns of capital	-	-	-	-	(79.37)	(370.69)
Total distributions to common shareholders	(136.95)	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)	(1,023.92)

Net asset value, end of period	$16,057.96	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Return on invested assets (2), (6)	2.6%	26.0%	(19.6)%	8.1%	21.4%	19.8%

Gross return to common shareholders (6)	1.2%	31.9%	(25.4)%	5.2%	24.8%	14.3%
Less: performance fee (6)	-	-	-	(0.9)%	(5.3)%	(2.9)%
Return to common shareholders (3), (6)	1.2%	31.9%	(25.4)%	4.3%	19.5%	11.4%

Ratios to average common equity: (4), (7)
Net investment income	8.8%	6.2%	9.4%	11.0%	6.7%	0.9%
Expenses (before performance fees)	3.7%	4.9%	6.5%	6.1%	6.1%	8.3%
Expenses (including performance fees)	3.7%	4.9%	6.5%	7.2%	10.3%	11.9%

Ending net assets applicable to common
shareholders	$586,261,439	$584,188,788	$486,756,704	$669,156,499	$758,709,428	$432,087,444
Portfolio turnover rate (6)	15.0%	16.6%	22.4%	55.3%	28.8%	31.6%
Weighted-average debt outstanding	$95,364,641	$184,076,712	$271,734,973	$355,287,671	$274,723,288	$57,356,164
Weighted-average interest rate	2.6%	2.8%	3.5%	5.8%	5.7%	4.2%
Weighted-average number of shares	36,509	36,509	36,509	36,509	32,368	17,097
Average debt per share	$2,612.08	$5,041.94	$7,442.94	$9,731.48	$8,487.50	$3,354.75

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

9. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of June 30, 2010
Return on invested assets (2)	11.0%
Internal rate of return (5)	5.5%

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees.  Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except for performance fees.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Six Months Ended June 30, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, Common Stock	$84,500,195	$-	$-	$89,724,635
EP Management Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	5,504,954	-	5,504,954	-
EP Management Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	4,922,849	-	4,922,849	-
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares	735,297	-	-	23,090,774
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	72,794,453	-	-	34,332,223
International Wire Group, Inc., Common Stock	10,258,453	-	521,843	6,435,427
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	-	2,893,890	-	2,861,734
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13	1,030,272	-	2,291	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	-	3,884,274	-	3,973,453
Integra Telecom., Inc., Common stock	29,269,752	-	-	27,259,580
Integra Telecom, Inc., Warrants	152,295	-	-	-
Online Resources Corporation, Series A-1 Convertible Preferred Stock	76,051,767	-	-	77,734,522
Online Resources Corporation, Common Stock	6,850,861	-	-	5,405,147
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, due 6/30/13	-	1,015,636	-	1,281,906
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13	-	292,005	-	391,079
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	200,031	2,148,982	-	4,970,833
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	38,802	-
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	12,248,449	1,447,886	-	19,659,016
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Leasing, LLC, Class A Units	26,987	-	224	26,763
Revere Leasing, LLC, Class B Units	2,082,777	-	17,220	2,065,557
Radnor Holdings Corporation, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	704,050	-	-	703,224
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11	20,322,565	1,051,449	-	21,476,137
WinCup, Inc., Common Stock	60,930,580	-	-	27,503,216
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11	7,758,367	485,495	-	8,195,209

Note to Schedule of Changes in Investments in Affiliates:

(1)
 The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers (Unaudited)

June 30, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Encompass Digital Media Group, Inc., Common Stock	1/15/10	1,081,913
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	7,032,638
Doral Financial Corporation, Non-Contingent Offered Preferred Stock Shares	4/19/10	1,160,000
Doral Holdings, LP Interest	7/12/07	19,111,941
GSI Group, Inc., Common Stock	8/20/08	1,949,763
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	11,963,230
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	28,975,027
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,742,730
ITC Deltacom Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	13,699,980
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	11/17/09	6,162,514
Mach Gen, LLC, Common Units	Various 2005	1,442,223
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	4,900,870
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	21,385,172
TPG Hattrick Holdco, LLC, Common Units	4/21/06	3,829,068

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On May 5, 2010, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement and Co-Management Agreement (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company or the Investment Manager and Co-Manager are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on the profitability to the Co-Manager of its relationship with the Company. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2.                CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.                AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.                PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.                AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.                DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.                PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.                PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.              CONTROLS AND PROCEDURES.

(a)           The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)           None.

ITEM 12.              EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)           (3)           Not applicable.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:  /s/ Hugh Steven Wilson
      ——————————————
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Hugh Steven Wilson
      ——————————————
Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  September 7, 2010

By:  /s/ Paul L. Davis
      ——————————————
Name:  Paul L. Davis
Title:  Chief Financial Officer
Date:  September 7, 2010